UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 12, 2007
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


            NEW YORK                  1-6663                  11-2037182
 (State or other Jurisdiction    (Commission File            (IRS Employer
       of Incorporation)              Number)              Identification No.)

      275 WAGARAW ROAD, HAWTHORNE,
                NEW JERSEY                                       07506
 (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 12, 2007, Universal Supply Group, Inc. ("Universal"), a wholly owned subsidiary of the Company, amended its employment agreement with William Pagano to remove a clause that would have entitled Mr. Pagano to receive payments by reason of a change of ownership (as defined) of Universal. Mr. Pagano is the President and a Director of Universal and the Chief Executive Officer and a Director of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Reference is made to Item 1.01 for an amendment to an employment agreement between Universal and William Pagano.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.            Description
10.01                  Employment Agreement dated as of June 25,
                       1999 between Universal Supply Group, Inc.
                       and William Pagano, incorporated herein by
                       reference from Exhibit 10(a)(iii) to the
                       Company's Form 8-K filed on July 9, 1999.

10.02 Amendment Number 1 dated October 29, 2002 to Employment Agreement dated as of June 25, 1999 between Universal Supply Group, Inc.
                       and William Pagano, incorporated herein by reference from Exhibit 10.02 to the Company's
                       Form 8-K filed on November 2, 2005.

10.03                  Amendment Number 2 dated as of June 15,
                       2005 to Employment Agreement dated as of June 25, 1999 between Universal Supply
                       Group, Inc. and William Pagano, incorporated herein by reference from Exhibit 99.1 to the Company's Form 8-K filed on June 20, 2005.

10.04                  Amendment Number 3 dated as of March 12,
                       2007 to Employment Agreement dated as of June 25, 1999 between Universal Supply
                       Group, Inc. and William Pagano, filed
                       herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COLONIAL COMMERCIAL CORP.
                                        -------------------------

                                        (Registrant)

Date: March 12, 2007                    /s/ William Salek
                                        -----------------
                                        William Salek
                                        Chief Financial Officer

Exhibit No.            Description
10.01                  Employment Agreement dated as of June 25,
                       1999 between Universal Supply Group, Inc.
                       and William Pagano, incorporated herein by
                       reference from Exhibit 10(a)(iii) to the
                       Company's Form 8-K filed on July 9, 1999.

10.02 Amendment Number 1 dated October 29, 2002 to Employment Agreement dated as of June 25, 1999 between Universal Supply Group, Inc.
                       and William Pagano, incorporated herein by reference from Exhibit 10.02 to the Company's
                       Form 8-K filed on November 2, 2005.

10.03                  Amendment Number 2 dated as of June 15,
                       2005 to Employment Agreement dated as of June 25, 1999 between Universal Supply
                       Group, Inc. and William Pagano, incorporated herein by reference from Exhibit 99.1 to the Company's Form 8-K filed on June 20, 2005.

10.04                  Amendment Number 3 dated as of March 12,
                       2007 to Employment Agreement dated as of June 25, 1999 between Universal Supply
                       Group, Inc. and William Pagano, filed
                       herewith.